THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                        No.___
                                  Note due 2002

$___________
                                                             [DATE OF ISSUANCE]

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to ___________________________ (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness of the Company. The Notes are secured by the Collateral pursuant to the Subscription Agreement, and the security interests granted therein are subject to any prior security interest in the Collateral granted by the Company except as modified by the Intercreditor Agreement.

SECTION 1.             Interest.

                  The Company will pay interest semi-annually in arrears on April 1 and October 1 of each year (each an "Interest Payment Date"), or if any such day is not a Business Day, on the next succeeding Business Day to the registered Holder hereof as of the preceding March 15 or September 15 (each, a "Record Date"). Interest on this Note will accrue from the most recent Interest Payment Date to which interest has been paid or, if no interest has been paid, from the date of its issuance set forth above; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a Record Date, and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date. The Company may, with respect to each Interest Payment Date, at its option and in its sole discretion, in lieu of payment of interest on the Notes in cash, issue additional Notes ("Interest Notes") in an aggregate principal amount equal to the amount of interest not paid in cash on such Interest Payment Date. Each issuance of Interest Notes in lieu of the payment of cash interest on the Notes shall be made pro rata with respect to the outstanding Notes; provided, however, that the Company may at its option pay cash in lieu of issuing Interest Notes in any denomination of less than $1,000. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

SECTION 2.             Prepayment.

                  (a) This Note (including interest accrued on the principal hereof) may be prepaid by the Company, at any time, in whole or in part, without penalty or premium except as provided in Subsection 2(b).

                  (b) If this Note (or any portion hereof) is prepaid by the Company, then the Company shall simultaneously issue to the Holder hereof Class E Warrants ("Warrants") to purchase a number of shares of Common Stock equal to the number of shares of Common Stock then issuable upon conversion of this Note (or the prepaid portion hereof, if prepaid in part). Such Warrants shall initially be exercisable at $.60 per share of Common Stock and shall be governed by a Warrant Agreement by and among the Company, ChaseMellon Shareholder Services, L.L.C. and the Secured Party in substantially the form attached to the Subscription Agreement as Exhibit B (the "Warrant Agreement").

SECTION 3.        Conversion

                  (a) Conversion. The Holder may elect, at any time prior to the
Maturity Date, to convert this Note and all accrued interest hereon into a number of shares of Common Stock equal to Liquidation Amount (as defined below) divided by the then current Conversion Price (as defined below). The "Liquidation Amount" shall be the aggregate principal amount of, plus any accrued but unpaid interest on, this Note. The "Conversion Price" shall initially be $0.60, subject to adjustment as provided below, representing an initial conversion rate (subject to adjustment) of 1,666-2/3 shares of Common Stock per $1,000 of Liquidation Amount (the "Conversion Rate").

                  (b) Conversion Procedures. (i) Any Holder of a Note desiring to convert such Note into Common Stock shall surrender such Note at the Company's principal executive office, accompanied by proper instruments of transfer to the Company or in blank, accompanied by irrevocable written notice to the Company that the Holder elects so to convert such Note (the "Notice of Conversion") and specifying the name or names (with address) in which a certificate or certificates evidencing shares of Common Stock are to be issued.

                  (ii) The Company need not deem a Notice of Conversion to be received unless the Holder complies with all the provisions hereof. The Company will make a notation of the date that a Notice of Conversion is received, which date of receipt shall be deemed to be the date of receipt for purposes hereof.

                  (iii) The Company shall, as soon as practicable after such deposit of any Note accompanied by a Notice of Conversion and compliance with any other conditions herein contained, deliver to the person for whose account such Note was so surrendered, or to the nominee or nominees of such person, certificates evidencing the number of full shares of Common Stock to which such person shall be entitled as aforesaid, subject to Section 4.

                  (iv) Subject to the following provisions of this Paragraph 3(b)(iv), such conversion shall be deemed to have been made as of the date of such surrender of the Note to be converted, and the person or persons entitled to receive the Common Stock deliverable upon conversion of such Note shall be treated for all purposes as the record holder or holders of such Common Stock on such date and the Note shall no longer be deemed outstanding and all rights whatsoever in respect thereof (including the right to receive interest thereon) shall terminate except the right to receive the number of full shares of Common Stock to which such person shall be entitled hereunder; provided, however, that the Company shall not be required to convert any Note while the stock transfer books of the Company are closed for any purpose, but the surrender of a Note for conversion during any period while such books are so closed shall become effective for conversion immediately upon the reopening of such books as if the surrender had been made on the date of such reopening, and the conversion shall be at the Conversion Rate in effect on such date applied to the Liquidation Amount calculated through such date of reopening.

                  (c) Adjustments to Conversion Price. (i) In case the Company shall hereafter (A) pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (B) subdivide its outstanding shares of Common Stock into a greater number of shares or (C) combine its outstanding shares of Common Stock into a smaller number of shares (each of (A) through (C) an "Action"), the Conversion Price shall be adjusted to equal the product of the Conversion Price in effect immediately prior to such Action multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Action and the denominator of which shall be the number of shares of Common Stock outstanding immediately following such Action. An adjustment made pursuant to this Subsection 3(b) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

                  (ii) In case the Company shall hereafter issue by reclassification of its Common Stock any shares of capital stock of the Company (a "Reclassification"), provision shall be made so that, immediately following such Reclassification, the Notes shall be convertible into the kind and quantity of securities to which the Holders of such Notes would have been entitled pursuant to such Reclassification, had such Holders converted such Notes immediately prior to such Reclassification.

                  (d) Reservation of Shares; Transfer Taxes; Etc. The Company shall at all times reserve and keep available, out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Notes, such number of shares of its Common Stock free of preemptive rights as shall be sufficient to effect the conversion of all Notes from time to time outstanding. The Company shall use its best efforts from time to time, in accordance with the laws of the State of Delaware, to increase the authorized number of shares of Common Stock if at any time the number of shares of Common Stock not outstanding shall not be sufficient to permit the conversion of all the then-outstanding Notes.

                  The Company shall pay any and all issue or other taxes (other than income taxes) that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of the Notes. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Stock (or other securities or assets) in a name other than that in which the Notes so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of such tax or has established, to the satisfaction of the Company, that such tax has been paid.

                  (e) Other Changes in Conversion Rate. The Company from time to time may increase the Conversion Rate by any amount for any period of time if the period is at least 20 days and if the increase is irrevocable during the period. Whenever the Conversion Rate is so increased, the Company shall mail to the Holder of record of this Note a notice of the increase at least 15 days before the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period it will be in effect.

                  The Company may make such increases in the Conversion Rate, in addition to those required or allowed by this paragraph (e), as shall be determined by it, as evidenced by a resolution of the Board of Directors of the Company, to be advisable in order to avoid or diminish any income tax to holders of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes.

SECTION 4.             Fractional Shares.

                  No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon conversion of this Note. If more than one certificate evidencing Notes shall be surrendered for conversion at one time by the same Holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate Liquidation Amount of the Notes so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of this Note (or of such aggregate number of Notes), the Company may elect, in its sole discretion, independently for each Holder, whether such number of shares of Common Stock will be rounded to the nearest whole share (with a .5 of a share rounded upward) or whether such Holder will be given cash, in lieu of any fractional share, in an amount equal to the same fraction of the Conversion Price as of the close of business on the day of conversion.

SECTION 5.             Events of Default Defined.

                  The following shall each constitute an "Event of Default" hereunder:

                  (a) the failure of the Company to make any payment of (i) principal of this Note when due and payable and such failure shall continue for five (5) or more days; and (ii) interest on this Note when due and payable and such failure shall continue for thirty (30) or more days;

                  (b) the failure of the Company to observe or perform any covenant in this Note or in the Subscription Agreement, and such failure shall have continued unremedied for a period of sixty (60) days after written notice as provided in the last paragraph of this Section 5;

                  (c) a default occurs (after giving effect to any applicable grace periods or any extension of any maturity date) in the payment when due of principal of, or an acceleration of, any indebtedness for money borrowed by the Company or any of its Subsidiaries (other than an Unrestricted Subsidiary (as defined below) which is not a Significant Subsidiary (as defined below) and provided there is no recourse against the Company or any other Subsidiary with respect to the obligations of such Unrestricted Subsidiary arising as a result of such default) in excess of $2 million, individually or in the aggregate, if such indebtedness is not discharged, or such acceleration is not annulled, within 30 days after written notice as provided in the last paragraph of this
Section 5;

                  (d) the Company or any of its Significant Subsidiaries, pursuant to or within the meaning of any Bankruptcy Law:

                       (i)      commences a voluntary case,

                       (ii) consents to the entry of an order for relief against it in an involuntary case,

                       (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property, and such Custodian is not discharged within 30 days,

                       (iv) makes a general assignment for the benefit of its creditors, or

                       (v) admits in writing that it is generally unable to pay its debts as the same become due;

                  (e) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                       (i) is for relief in any involuntary case against the Company or any Significant Subsidiary,

                       (ii) appoints a Custodian of the Company or any Significant Subsidiary or for all or substantially all of the property of the Company or any Significant Subsidiary, or

                       (iii) orders the liquidation of the Company or any Significant Subsidiary, and, in each case, the order or decree remains unstayed and in effect for 60 consecutive days.

                  The term "Bankruptcy Law" means Title 11 of the U.S. Code or any similar federal, foreign or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, examiner or similar official under any Bankruptcy Law. The term "Significant Subsidiary" has the same meaning as significant subsidiary has under Regulation S-X under the Securities Act as in effect on the date hereof. "Unrestricted Subsidiary" means any Subsidiary of the Company which (i) is not wholly-owned by the Company, (ii) is designated as an Unrestricted Subsidiary by the Board of Directors of the Company and (iii) at the time of any investment by the Company in such Subsidiary, in the aggregate holds or comprises less than 20% of the Company's assets as shown on the Company's consolidated balance sheet prepared in accordance with generally accepted accounting principles consistently applied as at the time of such investment.

                  (f) the failure of the Company to maintain, as of the last day of any calendar month, consolidated cash on hand (and cash equivalents and marketable securties) of at least $1.5 million.

A Default under Subsection (b), (c) or (f) of this Section 5 shall not be an Event of Default until (i) the Secured Party shall have notified the Company of the Default and (ii) the Company shall have failed to cure the Default under such Subsection (b) within 60 days after receipt of the notice, under such Subsection (c) within 10 days after receipt of the notice or under Subsection
(f) within 30 days after receipt of the notice. Any such notice must (x) specify the Default, (y) demand that it be remedied and (z) state that the notice is a "Notice of Default."

SECTION 6.        Remedies upon Event of Default.

                  Except as limited by the Intercreditor Agreement:

                  (a) If an Event of Default occurs and is continuing, the Secured Party (by notice to the Company) may declare the unpaid principal of and accrued interest on all the Notes then outstanding to be due and payable (an "Acceleration"). Upon any such declaration, such principal and accrued interest shall be due and payable immediately. The Secured Party may rescind an acceleration and its consequences if (a) the Company has paid a sum sufficient to pay (i) all overdue interest on all Notes then outstanding and (ii) the principal of the Notes then outstanding which have become due otherwise than by such declaration of acceleration and accrued interest thereon at a rate borne by the Notes and (b) the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of acceleration. No such rescission shall effect any subsequent Default or impair any right consequent thereto.

                  (b) The Secured Party may waive an existing Default or Event of Default and its consequences. Upon any such waiver, such Default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Note and the Subscription Agreement; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

                  (c) If the Company defaults in a payment of interest on the Notes, then, in lieu of this Note's ordinary 8% interest, the Company shall pay defaulted interest at a rate of 12% (or, during the first six months immediately following any Acceleration, 16%, and thereafter 24%) per annum. The Company shall pay the defaulted interest to the Holders of the Notes on a special record date. The Company shall fix or cause to be fixed any such special record date and payment date, which specified record date shall not be fewer than 10 days prior to the payment date for such defaulted interest, and shall promptly mail or cause to be mailed to each Holder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

                  (d) Upon the occurrence and during the continuance of an Event of Default, the Secured Party may, at its election, without notice of its election and without demand, take any action permitted by law, including the exercise of any rights accorded a secured creditor under the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts at such time.

                  (e) To the extent permitted by law, the remedies provided herein shall be exclusive of any other remedies now or hereafter existing at law or in equity or by statute or otherwise.

                  (f) In any suit for the enforcement of any right or remedy under this Note or the Subscription Agreement, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant.

SECTION 7              Note Register.

                  (a) The Company shall keep at its principal executive office a register (herein sometimes referred to as the "Note Register"), in which, subject to such reasonable regulations as it may prescribe, but at its expense (other than transfer taxes, if any), the Company shall provide for the registration and transfer of this Note.

                  (b) Whenever this Note shall be surrendered at the principal executive office of the Company for transfer or exchange, accompanied by a written instrument of transfer in form reasonably satisfactory to the Company duly executed by the Holder hereof or his attorney duly authorized in writing, and, subject to compliance with applicable securities laws, the Company shall execute and deliver in exchange therefor a new Note or Notes, as may be requested by such Holder, in the same aggregate unpaid principal amount and payable on the same date as the principal amount of the Note or Notes so surrendered; each such new Note shall be dated as of the date to which interest has been paid on the unpaid principal amount of the Note or Notes so surrendered and shall be in such principal amount and registered in such name or names as such Holder may designate in writing.

                  (c) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note and of indemnity or bond reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note (in case of mutilation) the Company will make and deliver in lieu of this Note a new Note of like tenor and unpaid principal amount and dated as of the date to which interest has been paid on the unpaid principal amount of this Note in lieu of which such new Note is made and delivered.

SECTION 8              Miscellaneous.

                  (a) Amendments and Waivers. The Secured Party on behalf of the Holders of the Notes may waive or otherwise consent to the amendment of any of the provisions hereof, provided that no such waiver or amendment may reduce the principal amount of or interest on any of the Notes or change the stated maturity of the principal of this Note, without the consent of each holder of any Note affected thereby.

                  (b) Restrictions on Transferability. In addition to the restrictions set forth in the Subscription Agreement, the securities represented by this Note have been acquired for investment and have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state or other jurisdiction. Without such registration, such securities may not be sold, pledged, hypothecated or otherwise transferred, except pursuant to exemptions from the Securities Act of 1933, as amended, and the securities laws of any state or other jurisdiction.

                  (c) Forbearance from Suit. No holder of Notes shall institute any suit or proceeding for the enforcement of the payment of principal or interest unless the Secured Party joins in such suit or proceeding.

                  (d) No Recourse Against Others. No directors, officer, employee, incorporator or stockholder of the Company, as such, shall have any liability for any obligations of the Company under this Note, the Subscription Agreement or for any claim based on, in respect of, or by reason of, such obligations or their creation. The Holder of this Note by accepting this Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Note.

                  (e) Subordination. The Holder by accepting this Note agrees that the payment (by set-off or otherwise) of principal of and interest on the Notes is subordinated in right of payment, to the extent and in the manner provided in Section 9 of the Subscription Agreement, to the prior payment in full of all obligations in respect of Operating Indebtedness of the Company, whether outstanding on the date of the Subscription Agreement or thereafter incurred.

                  (f)   Denominations.   This  Note  is   issuable   in  minimum
denominations of $1,000 and integral multiples of $1,000 in excess thereof, except as otherwise provided in Section 1 hereof.

                  (g) Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of Massachusetts, excluding the body of law relating to conflict of laws. Notwithstanding anything to the contrary contained herein, in no event may the effective rate of interest collected or received by the Holder exceed that which may be charged, collected or received by the Holder under applicable law.

                  (h) Interpretation. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

                  (i) Successors and Assigns. This Note shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Holder and its successors and registered assigns.

                  (j) Notices. All notices, requests, consents and demands shall be made in writing and shall be mailed postage prepaid, or delivered by hand, to the Company or to the Holder thereof at their respective addresses set forth below or to such other address as may be furnished in writing to the other party hereto:

         If to the Holder:    At the address shown on Schedule A attached hereto

         If to the Company:   Hybridon, Inc.
                              155 Fortune Boulevard
                              Milford, Massachusetts 01757
                              Attention: E. Andrews Grinstead, III

                  (k) Saturdays, Sundays, Holidays. If any date that may at any time be specified in this Note as a date for the making of any payment of principal or interest under this Note shall fall on Saturday, Sunday or on a day which in New York or Massachusetts or California shall be a legal holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday.

                  (l) Subscription Agreement. This Note is subject to the terms contained in the Subscription Agreement and the registered Holder of this Note is entitled to the benefits of such Subscription Agreement to the extent provided therein.

                  (m) No Adverse Interpretation of Other Agreements. This Note and the Subscription Agreement may not be used to interpret another note, indenture, loan or debt agreement of the Company or a Subsidiary. Any such note, indenture, loan or debt agreement may not be used to interpret this Note or the Subscription Agreement.

         IN WITNESS WHEREOF, this Note due 2002 No. __ has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                 HYBRIDON, INC.


                                                 By:___________________________
                                                          Name:
                                                          Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                           No. 1
                                  Note due 2002

$60,000

                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Essam A. J. Alamdar (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 1 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                              HYBRIDON, INC.


                                              By:__________________________
                                                 Name:
                                                 Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

Essam A. J. Alamdar                                  Riyadh-11431
                                                     Saudi Arabia

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                           No. 2
                                  Note due 2002

$25,000

                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Mansour S. M. A. Al-Sharif (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 2 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                       HYBRIDON, INC.


                                                       By:_____________________
                                                          Name:
                                                          Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

Mansour S. M. A. Al-Sharif

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                           No. 3
                                  Note due 2002

$75,000

                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to H.K. Properties Limited (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 3 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                      HYBRIDON, INC.


                                                      By:______________________
                                                         Name:
                                                         Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

H.K. Properties Limited

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                           No. 4
                                  Note due 2002

$75,000

                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Kincroft Limited (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 4 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                      HYBRIDON, INC.


                                                      By:______________________
                                                         Name:
                                                         Title:

                                   SCHEDULE A


Name of Holder                                    Address of Holder

Kincroft Limited                                  Ridgeway House, Ridgeway St.
                                                  Douglas, Isle of Man

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                           No. 5
                                  Note due 2002

$100,000

                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Fouad M. O. Tawfig (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 5 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                    HYBRIDON, INC.


                                                    By:________________________
                                                       Name:
                                                       Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

Fouad M. O. Tawfig

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                           No. 6
                                  Note due 2002

$50,000

                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Fouad M. O. Tawfig (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 6 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                     HYBRIDON, INC.


                                                     By:_______________________
                                                        Name:
                                                        Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

Fouad M. O. Tawfig

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                          No. 7
                                  Note due 2002

$20,000
                                                              December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Fouad M. O. Tawfig (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 7 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                     HYBRIDON, INC.


                                                     By:______________________
                                                        Name:
                                                        Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

Fouad M. O. Tawfig

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                           No. 8
                                  Note due 2002

$120,000
                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Seif Foundation (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 8 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                   HYBRIDON, INC.


                                                   By:_________________________
                                                      Name:
                                                      Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

Seif Foundation

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                           No. 9
                                  Note due 2002

$250,000
                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Bajrai Int'l Group Ltd. (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 9 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                     HYBRIDON, INC.


                                                     By:_______________________
                                                        Name:
                                                        Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

Bajrai Int'l Group Ltd.

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                          No. 10
                                  Note due 2002

$400,000
                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Darier, Hentsch & Cie (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 10 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                              HYBRIDON, INC.


                                              By:__________________________
                                                 Name:
                                                 Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

Darier, Hentsch & Cie

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                          No. 11
                                  Note due 2002

$150,000
                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Solter Corporation (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 11 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                    HYBRIDON, INC.


                                                    By:________________________
                                                       Name:
                                                       Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

Solter Corporation

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                          No. 12
                                  Note due 2002

$75,000
                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Malek Salam and Oussama Salam (jointly, the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 12 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                               HYBRIDON, INC.


                                               By:__________________________
                                                  Name:
                                                  Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

Malek Salam and Oussama Salam

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                          No. 13
                                  Note due 2002

$40,000
                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Mohamad Khaled Omari (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 13 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                     HYBRIDON, INC.


                                                     By:_______________________
                                                        Name:
                                                        Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

Mohamad Khaled Omari

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                          No. 14
                                  Note due 2002

$300,000
                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Khaled M. K. Abdulghani (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 14 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                       HYBRIDON, INC.


                                                       By:_____________________
                                                          Name:
                                                          Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

Khaled M. K. Abdulghani

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                          No. 15
                                  Note due 2002

$200,000
                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Sylvione Abu Haidar (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 15 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                       HYBRIDON, INC.


                                                       By:_____________________
                                                          Name:
                                                          Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

Sylvigne Abu Haidar

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                          No. 16
                                  Note due 2002

$600,000
                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Nicris Limited (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 16 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                       HYBRIDON, INC.


                                                       By:_____________________
                                                          Name:
                                                          Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

Nicris Limited

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                          No. 17
                                  Note due 2002

$200,000
                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Clapham Investments Limited (the
"Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 17 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                       HYBRIDON, INC.


                                                       By:_____________________
                                                          Name:
                                                          Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

Clapham Investments Limited

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                          No. 18
                                  Note due 2002

$60,000
                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Torben Duer (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 18 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                       HYBRIDON, INC.


                                                       By:_____________________
                                                          Name:
                                                          Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

Torben Duer

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                          No. 19
                                  Note due 2002

$30,000
                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Nafez M. M. Al-Jindi (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 19 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                       HYBRIDON, INC.


                                                       By:_____________________
                                                          Name:
                                                          Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

Nafez M. M. Al-Jindi

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                         No. 20
                                  Note due 2002

$300,000
                                                              December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Alain Mallart (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 20 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                       HYBRIDON, INC.


                                                       By:_____________________
                                                          Name:
                                                          Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

Alain Mallart

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                          No. 21
                                  Note due 2002

$100,000
                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Imad Moustapha Mansour (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 21 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                       HYBRIDON, INC.


                                                       By:_____________________
                                                          Name:
                                                          Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

Imad Moustapha Mansour

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                          No. 22
                                  Note due 2002

$100,000
                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Oussama M. Salam (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 22 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                       HYBRIDON, INC.


                                                       By:_____________________
                                                          Name:
                                                          Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

Oussama M. Salam

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                          No. 23
                                  Note due 2002

$100,000
                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to LGT Bank in Liechtenstein AG (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 23 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                       HYBRIDON, INC.


                                                       By:_____________________
                                                          Name:
                                                          Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

LGT Bank in Liechtenstein AG

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                          No. 24
                                  Note due 2002

$60,000
                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Investeringsselskabet af 1/12 1997 Ap.S (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 24 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                       HYBRIDON, INC.


                                                       By:_____________________
                                                          Name:
                                                          Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

Investeringsselskabet af 1/12 1997 Ap.S

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                          No. 25
                                  Note due 2002

$15,000
                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to MicroTech Software A/S (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 25 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                       HYBRIDON, INC.


                                                       By:_____________________
                                                          Name:
                                                          Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

MicroTech Software A/S

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                          No. 26
                                  Note due 2002

$6,000
                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to JSP Holding Ap.S (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 26 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                       HYBRIDON, INC.


                                                       By:_____________________
                                                          Name:
                                                          Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

JSP Holding Ap.S

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                          No. 27
                                  Note due 2002

$50,000
                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Motasim F. Hajaj (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 27 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                       HYBRIDON, INC.


                                                       By:_____________________
                                                          Name:
                                                          Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

Motasim F. Hajaj

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                          No. 28
                                  Note due 2002

$250,000
                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Mohamad A. Bajria (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 28 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                       HYBRIDON, INC.


                                                       By:_____________________
                                                          Name:
                                                          Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

Mohamad A. Bajria

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                          No. 29
                                  Note due 2002

$1,500,000
                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to E. Andrews Grinstead, III (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 29 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                       HYBRIDON, INC.


                                                       By:_____________________
                                                          Name:
                                                          Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

E. Andrews Grinstead, III

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                          No. 30
                                  Note due 2002

$60,000
                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Essam A. J. Alamdar (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 30 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                       HYBRIDON, INC.


                                                       By:_____________________
                                                          Name:
                                                          Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

Essam A. J. Alamdar

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                          No. 31
                                  Note due 2002

$[366,390]
                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Pillar Investments Ltd. (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 31 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                       HYBRIDON, INC.


                                                       By:_____________________
                                                          Name:
                                                          Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

Pillar Investments Ltd.                              28 Avenue de Messine
                                                     Paris, France 75008

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                          No. 32
                                  Note due 2002

$250,000
                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Christopher S. Gaffney (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 32 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                       HYBRIDON, INC.


                                                       By:_____________________
                                                          Name:
                                                          Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

Christopher S. Gaffney                               3 Winthrop Street
                                                     West Newton, MA  02465

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                          No. 33
                                  Note due 2002

$10,000
                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Jonathan P. Raymond (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 33 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                       HYBRIDON, INC.


                                                       By:_____________________
                                                          Name:
                                                          Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

Jonathan P. Raymond                                  133 Park St., #1207
                                                     Brookline, MA  02446

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                          No. 34
                                  Note due 2002

$250,000
                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Forum Capital Markets LLC (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 34 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                       HYBRIDON, INC.


                                                       By:_____________________
                                                          Name:
                                                          Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

Forum Capital Markets LLC                            53 Forest Ave.
                                                     Old Greenwich, CT  06870

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                          No. 35
                                  Note due 2002

$105,000
                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Samuel Morrill Robbins (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. 35 has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                       HYBRIDON, INC.


                                                       By:_____________________
                                                          Name:
                                                          Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

Samuel Morrill Robbins                               300 Prince Street
                                                     West Newton, MA  02465

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                           No. _
                                  Note due 2002

$__________
                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to __________________________ (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. __ has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                       HYBRIDON, INC.


                                                       By:_____________________
                                                          Name:
                                                          Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                           No. _
                                  Note due 2002

$__________
                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to __________________________ (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. __ has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                       HYBRIDON, INC.


                                                       By:_____________________
                                                          Name:
                                                          Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.


                                 HYBRIDON, INC.

                                                                           No. _
                                  Note due 2002

$_________
                                                               December 13, 1999

                  Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to __________________________ (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to eight percent (8%) per annum, on November 30, 2002 (the "Maturity Date"). Payment shall be made at such place as designated by the Company upon surrender of this Note (as defined below), and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2002 (individually a "Note" and collectively the "Notes") issued pursuant to a Subscription Agreement which is available from the Company (the "Subscription Agreement") and similar agreements. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes shall be subordinated in right of payment to all existing and future Operating Indebtedness

         IN WITNESS WHEREOF, this Note due 2002 No. __ has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                                       HYBRIDON, INC.


                                                       By:_____________________
                                                          Name:
                                                          Title:

                                   SCHEDULE A


Name of Holder                                       Address of Holder